UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 16, 2026

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07.  Submission of Matters to a Vote of Security Holders.

BayCom Corp (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on June 16, 2026. Holders of record of the Company’s common stock at the close of business on April 20, 2026, were entitled to vote at the Annual Meeting. The final voting results of each proposal are set forth below.

Proposal I – Election of Directors

The Company’s shareholders approved the election of Bhupen B. Amin, Christopher F. Baron, William J. Black, Jr., Harpreet S. Chaudhary, Dennis H. Guida, Jr., Lloyd W. Kendall, Jr., Robert G. Laverne, MD, Syvia L. Magid and Michael J. Perdue as directors of the Company, each for a one year term to expire in the year 2027.

	For	Withheld	Broker Non-Vote
Bhupen B. Amin	6,280,694	473,541	566,243
Christopher F. Baron	6,276,346	477,889	566,243
William J. Black, Jr.	6,158,840	595,395	566,243
Harpreet S. Chaudhary	6,210,041	544,194	566,243
Dennis H. Guida, Jr.	6,253,008	501,229	566,241
Lloyd W. Kendall, Jr.	5,456,465	1,297,770	566,243
Robert G. Laverne, MD	5,446,482	1,307,752	566,244
Syvia L. Magid	6,204,222	550,015	566,241
Michael J. Perdue	6,254,881	499,356	566,241

Proposal II – Advisory (non-binding) vote on executive compensation

The Company’s shareholders approved the advisory (non-binding) vote on executive compensation.

Number of Votes
For	6,102,257
Against	591,814
Abstain	60,164
Broker Non-Vote	566,243

Proposal III – Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Number of Votes
For	7,270,115
Against	28,191
Abstain	22,170
Broker Non-Vote	2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYCOM CORP

Date:	June 17, 2026	By:	/s/Kevin L. Thompson
Kevin L. Thompson, Executive Vice President, Chief Financial Officer and Corporate Secretary

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